UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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MFC DEVELOPMENT CORP. ___________________________________________________________________________________ (Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MFC Development Corp.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

2005

TABLE OF CONTENTS

TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
Annual Meeting of Shareholders
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
THE MEETING
Date, Time and Place
Matters to be Considered
Record Date; Shares Outstanding and Entitled to Vote
Required Votes
Voting and Revocation of Proxies
Proxy Solicitation
MARKET PRICES AND DIVIDEND POLICY
ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Shareholder Nominations
Meetings and Committees
PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES
EXECUTIVE COMPENSATION
Summary Compensation Table
Employment Agreements
Compensation Policy
Compensation of Directors
Indemnification
Certain Relationships and Related Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
PERFORMANCE MEASUREMENT COMPARISON
REPORT OF THE AUDIT COMMITTEE
Audit Fees
ANNUAL REPORT
PROPOSALS BY SHAREHOLDERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July 21, 2005
11 AM Local Time

Dear Fellow Shareholder:

You are cordially invited to attend MFC Development Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 21, 2005 at 11:00 AM at the office of the Company, located at 271 North Avenue, Fifth Floor Conference Room, New Rochelle, NY 10801. The meeting is being held for the following purposes:

  To elect a Board of Directions to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.
  To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 9, 2005 will be entitled to vote at the annual meeting.

Please assist the Company and ensure that your vote is recorded, by signing and returning your proxy as soon as possible even if you plan to attend the annual meeting. If you do attend, you may vote in person and the proxy will be superseded by the vote you cast at the meeting.

Deborah Knowlton, Secretary For the Board of Directors

New Rochelle, NY
June 23, 2005

MFC DEVELOPMENT CORP.

271 North Avenue
New Rochelle, NY 10801

PROXY STATEMENT

Annual Meeting of Shareholders

June 23, 2005

This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of MFC Development Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 21, 2005 and at any adjournments thereof.

At the Meeting, Shareholders will be asked:

1. To elect five directors,

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

June 9, 2005 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 9, 2005, there were 1,775,053 Common Shares entitled to vote.

This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 23, 2005.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional office at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.  Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.  Such information may also be accessed electronically by means of the Commissions' home page on the Internet (http://www.sec.gov.).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by the Company (File No. 0-31667) with the Commission are incorporated by reference into this Proxy Statement:

 The Company's Registration Statement (Form 10) Pursuant to Section 12(g) of the Securities Exchange Act of 1934, filed on October 2, 2000, as amended on November 20, 2000, December 6, 2000 and January 17, 2001.  The Company's Annual Report (Form 10-K) for the fiscal year ended February 28, 2005 which is a part of the Annual Report sent to Shareholders with this Proxy Statement.

 All documents and reports subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

THE MEETING

Date, Time and Place

The Meeting will be held on Thursday, July 21, 2005 at 11:00 a.m., local time, at the office of the Company, located at 271 North Avenue, Fifth Floor Conference Room, New Rochelle, NY 10801.

Matters to be Considered

At the Meeting, Shareholders will be asked to elect five directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Shareholders as of the Record Date (i.e., the close of business on June 9, 2005) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 1,775,053 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

Required Votes

Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

Voting and Revocation of Proxies

Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope.  Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy.  If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.

 If any other matters are properly presented at the Meeting for consideration, including among other things consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

 Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Proxy Solicitation

The Company will bear the costs of solicitation of proxies for the Meeting.  In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise.  Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation.  Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

MARKET PRICES AND DIVIDEND POLICY

The Common Shares of the Company traded on the NASDAQ Bulletin Board under the symbol MFCD for the first time after the spin-off the Company's shares by FRMO Corporation on January 23, 2001.  See page 5 of the enclosed Form 10-K for market prices of the Company's Common Stock and page 11 of this Proxy Statement for a price performance measurement comparison.  The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

ELECTION OF DIRECTORS

Five directors will be elected at this year's annual meeting.  Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.  We will vote your shares as you specify when providing your proxy.  If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below.  The Board of Directors recommends a vote FOR the nominees set forth below.  The following information was provided by the nominees.

Victor Brodsky Age: 47 Director since May 23, 2002	Mr. Brodsky is currently Vice President, Chief Financial Officer of the Company and President of its subsidiary, Medical Financial Corp. He is a certified public accountant with broad business experience in finance. Mr. Brodsky has been an officer of the Company since 1998 and for 16 years prior thereto was a Manager at the CPA firm of Michael & Adest.

Jay Hirschson Age: 38 Director since July 17, 2003	Mr. Hirschson is currently an Independent Consultant on financial and corporate development matters. He was a corporate development executive for News Corp. and Chief Financial Officer of Zero-G Commerce Corp. before the formation of his JPH Consulting Group in 2000. Mr. Hirschson graduated from Brown University magna cum laude, and received his MBA cum laude from Columbia University.

Steven Kevorkian Age: 41 Director since November 6, 2003	Mr. Kevorkian is currently the President of Nu Vision Holdings, LLC, a private investment company since March 2003. Prior thereto he was the Chief Financial Officer of Comprehensive Capital Corp., formerly a registered broker dealer and investment bank engaged in retail brokerage and private placements, and an underwriter of initial public offerings. Mr. Kevorkian graduated from Boston University with a B.S. in Business Administration and Finance.

Anders Sterner Age: 61 Director since May 23, 2003	Mr. Sterner acts as outside General Counsel to a major accounting firm and is President of Of-Counsel Systems, which uses computer applications for lawyers. He has his Bachelor's and Law degrees from Yale University. He was admitted to the bar in 1970 and practiced as an associate with two Wall Street law firms. In 1976 he was a founding partner at the law firm of Tanner Propp Fersko & Sterner from which he retired in 1992.

Lester Tanner Age: 81 Director since May 21, 1999	Mr. Tanner has been President and Chief Executive Officer of the Company since August 1, 2000. Prior thereto he practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. Mr. Tanner has a Bachelor's degree in Business Administration from The Baruch School of Business and a J.D. degree from Harvard Law School. He is a director of FRMO Corp.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Shareholder Nominations

A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date.  Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected.  The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

Meetings and Committees

Since July 15, 2004, the Board of Directors held five meetings at which all directors were present.  The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

 The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable.  The Executive Committee, which has not met since July 15, 2004, currently consists of Messrs. Tanner (Chair), Brodsky and Hirschson.

 The Audit Committee met once since July 15, 2004 and currently consists of Messrs. Hirschson (Chair), Kevorkian and Sterner who operate under the Charter previously submitted to Shareholders.  All members are "financially literate" and at least one member qualifies as an "audit committee financial expert" as defined by applicable regulations.  The Report of the Audit Committee is included in this Proxy Statement.

 The Compensation Committee reviews the compensation, benefits and stock incentives for the Company's executive and key personnel and makes recommendations to the Board of Directors.  The Compensation Committee, which met once since July 15, 2004, currently consists of Messrs. Sterner (Chair), Hirschson and Kevorkian.

Code of Ethics

The Company has adopted a written Code of Ethics that applies to all of its directors, officers and employees.  It is available on the Company's website at www.mfcdevelopment.com and shareholders many obtain a paper copy by writing to the Secretary at the address set forth on page 1 above.  Any amendment to the Code of Ethics, or waiver thereof, will be disclosed on the website promptly after its date.

PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

The table below is as of May 20, 2005 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

		Position	Shares	Percent

	Lester Tanner (a) (b)	President, Director	360,000	20.0%

	Victor Brodsky (b)	Vice President, Director	23,663	1.3%

	Deborah Knowlton (b)	Treasurer, Secretary	150	-

	Jay Hirschson (c) (d)	Director	0	-

	Steven Kevorkian (c) (d)	Director	5,009	0.3%

	Anders Sterner (c) (d)	Director	25,300	1.4%

	Santa Monica Partners (d)		218,000	12.3%

	All executive officers and
	Directors as a group (6 persons)		414,122	23.0%

(a)	Includes all shares of entities owned or managed by Lester Tanner and his wife,
	Dr. Anne-Renee Testa.
(b)	The address of Lester Tanner, Victor Brodsky, and Deborah Knowlton is
	271 North Avenue, Suite 520, New Rochelle, NY 10801.
(c)	Jay Hirschson, Steven Kevorkian and Anders Sterner have options to purchase shares of common stock as set forth on page 9.
(d)	Addresses for the above persons are:
	Jay Hirschson, 747 Greenwich Street, New York, NY 10014;
	Steven Kevorkian, 11 Ivy Hill Rd., Chappaqua, NY 10514;
	Anders Sterner, 629 Ditmas Ave, Brooklyn, NY 11218; and
	Santa Monica Partners 1865 Palmer Avenue, Larchmont, NY 10538.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below shows for the three Fiscal Years ended February 28, 2005, 2004 and 2003 compensation paid by the Company, including salaries, bonuses and certain other compensation, to the following executive officers of the Company in those periods:

	Name and	Fiscal Year			Other Annual
	Principal Position	Ended 2/28	Salary	Bonus	Compensation (a)

	Lester Tanner,	2005	175,000	-	12,500
	President and CEO	2004	175,000	-	12,500
		2003	156,000	-	12,500

	Victor Brodsky,	2005	160,000	12,500	12,500
	Vice President and CFO	2004	160,000	27,500	12,500
		2003	150,000	27,500	12,500

(a)	The amounts in this column represent automobile allowances and certain
	unaccountable and reasonable expense allowances.

Employment Agreements

The Company has no present employment agreements with any officer but intends to consider the following compensation policy for the current fiscal year for the officers and other key employees.

Compensation Policy

The Company's compensation package for Lester Tanner, Victor Brodsky and other key employees is expected to consist of three elements: (1) fixed salary, (2) annual bonus compensation, and (3) long-term stock incentives.

Each element of compensation has a different purpose.  Salary and bonus payments are discretionary with the Board of Directors and are designed to reward current and past performance.  Stock incentives are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Stock.

Salary for the fiscal year ending February 28, 2006 is being accrued for Mr. Tanner at the rate of $175,000, and for Mr. Brodsky at the rate of $160,000, plus an automobile allowance of $12,500 for each of them.  However, the Board of Directors must decide whether to continue salaries and at what rate, after July 31, 2005.

Up to 30% of fixed salary may be paid in bonus compensation.  This ensures that compensation paid to an executive reflects the individual's specific contribution to the success of the Company.  Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto.  The bonus is not based on any specific formula.

The Company may adopt a Stock Incentive Plan (subject to subsequent shareholder approval) which will be designed to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.  This would include key management personnel as well as the executive officers.  From time to time, stock incentives may be awarded which, under the terms of the Stock Incentive Plan, will permit the employee to purchase Common Stock at not less than the fair market value of the Common Stock on the date of grant.  The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Common Stock and hence, shareholder value, during the period of the option.  Any stock granted to employees including Messrs. Tanner and Brodsky will become exercisable at the rate of 25% per year, commencing one year after the date of grant.  The amount of stock incentives awarded to any employee will not be based on a specific formula, but rather on a subjective assessment of the employee's performance by the Board of Directors.  No options have been granted to Mr. Tanner, Mr. Brodsky or anyone other than the non-employee directors mentioned below.

Compensation of Directors

Directors who are also employees of the Company (at present, only Messrs. Tanner and Brodsky are employees) receive no remuneration for services as a member of the Board or any Committee of the Board.  For the period from March 1, 2002 to June 30, 2003 each director who was not then an employee received $500 (increased to $750 beginning July 1, 2003) for each meeting of the Board that he attended.  In addition, each non-employee director receives compensation for services rendered as a member of a Committee of the Board and is automatically granted a five year option to purchase 1,500 shares of common stock on the date on which the annual meeting of the Company's shareholders is held each year if he is re-elected at that meeting.  The purchase price of the common stock covered by such options is the mean between the high bid and low asked price at the close of trading on the date of grant.  Options have been granted to former director Allan Kornfeld, who holds options for 4,500 shares expiring as to 1,500 shares each on July 20, 2005, July 19, 2006 and July 18, 2007 at the option prices per share of $1.75, $1.00 and $2.00 respectively.  Former director David Michael, and current director Anders Sterner, each hold options for 4,500 shares expiring as to 1,500 shares each on July 19, 2006, July 18, 2007 and July 17, 2008 at the option prices per share of $1.00, $2.00 and $1.40 respectively. Anders Sterner and two other current directors, Steven Kevorkian and Jay Hirschson, each hold options for 1,500 shares expiring on July 15, 2009, at the option price per share of $1.70. Total compensation paid to the non-employee directors in the fiscal year ended February 28, 2005 was $13,500.

Indemnification

Pursuant to its By-Laws, the Company provides indemnification for all directors and officers of the Company and its subsidiaries. No claims have been made pursuant to this indemnification.

Certain Relationships and Related Transactions

In October 2000, a $500,000 line of credit was obtained from a related party, NWM Capital, LLC ("NWM"), which is owned by Lester Tanner and members of his family.  The line was repaid in full at February 28, 2003.  There were no commitment fees paid in connection with this line of credit.  Interest expense for the year ended February 28, 2003 was $9,875.

NWM is in the real estate business and makes loans secured by real estate and/or accounts receivable.  One of its owners, Shari Stack, the daughter  of Lester Tanner, is a 24% owner of the limited liability company which owns a building at East Granby, Connecticut (the "Landlord").  NWM indemnified the Company for a liability the Company had under a lease made by the Company with the Landlord for vacant office space in that building. That office space is now rented by NWM and the Company has no further liability under that lease.

It is management's opinion that these transactions would have been at the same terms had Lester Tanner not been a director of the Company at the time they took place.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

PERFORMANCE MEASUREMENT COMPARISON

The Company's common stock has traded on the NASDAQ Bulletin Board (symbol MFCD) only since the shares were distributed in the spin-off from FRMO Corporation on January 23, 2001.  The market value of the stock at that date and on February 28, 2001 was $1.00 per share, which is the tax basis for shareholders receiving their stock as a distribution from FRMO Corporation.  The graph set forth below compares cumulative total return to our shareholders with the total return of the Nasdaq Total US Index, the SNL Specialty Lender Index, and the SNL Homebuilders Index, resulting from an initial assumed investment of $100 in each and assuming reinvestment of any dividends.  The last trade on February 28, 2005 was at $1.15 per share (115.00 in the table below as of that date).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors of the Company.  The Committee reviews and assesses the adequacy of its charter on an annual basis.  The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions.  Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Holtz Rubenstein Reminick LLP, the company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor.  The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters.  Among other matters, the Audit Committee monitors the performance of the Company's  auditors, including the audit scope and auditor independence.   The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor.  Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Company's independent auditor provided the Committee with the  disclosures  required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."  The Committee discussed with the independent auditor that firm's independence.

Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2005.  A representative of Holtz Rubenstein Reminick LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

Audit Fees

Fees for professional services rendered by Holtz Rubenstein Reminick LLP in connection with the audit of the Company's annual financial statements for the year ended February 28, 2005 and reviews of the Company Forms 10-Q for the fiscal year approximated $54,000.  Fees for other audit related services approximated $9,000.   Other fees to Holtz Rubenstein Reminick LLP approximated $9,000.

Audit Committee	Jay Hirschson (Chair)
Steven Kevorkian
Anders R. Sterner

ANNUAL REPORT

A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2005 is being furnished to Shareholders concurrently herewith.

PROPOSALS BY SHAREHOLDERS

Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2006 Annual Meeting of Shareholders, presently scheduled to be held on July 22, 2006, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801,  Attention of Deborah Knowlton, Secretary, no later than March 30, 2006.

June 23, 2005	By Order of the Board of Directors

Lester Tanner
President and Chief Executive Officer

Deborah Knowlton
Secretary

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MFC DEVELOPMENT CORP.
			For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1. Election of Directors: To elect the nominees listed below:

Revoking any such prior appointment, the undersigned hereby appoints Lester Tanner, Victor Brodsky and Anders Sterner, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of MFC Development Corp. (the "Company"), to be held at the office of the Company, 271 North Avenue, Fifth Floor Conference Room, New Rochelle, NY 10801 on Thursday, July 21, 2005 at 11:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

Victor Brodsky, Jay Hirschson, Steven Kevorkian, Anders Sterner and Lester Tanner

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

The Board of Directors recommends a vote FOR the election of the nominees named above.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

Please be sure to sign and date this Proxy in the box below	Date

Stockholder sign above	Co-holder (if any) sign above

+++   Detach above card, sign, date and mail in postage paid envelope provided.    +++

MFC DEVELOPMENT CORP.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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